EXECUTION VERSION

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of August 3, 2004, is entered into by and among:

(1) WILD OATS MARKETS, INC., a Delaware corporation (the "Borrower");

(2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders") constituting Required Lenders; and

(3) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("WFB"), as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

RECITALS

A. The Borrower, the Lenders, the Administrative Agent and WFB in its capacity as L/C Issuer and Swing Line Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 26, 2003 (as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2004, the "Credit Agreement").

B. The Borrower has requested that the Lenders constituting Required Lenders and the Administrative Agent amend the Credit Agreement in certain respects.

C. The Lenders executing this Amendment and the Administrative Agent are willing to so amend the Credit Agreement upon the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Lenders executing this Amendment and the Administrative Agent hereby agree as follows:

1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by adding in appropriate alphabetical order a new definition of the terms "Cash Balances" to read in its entirety as follows:

"Cash Balances" shall mean, with respect to Borrower and its Subsidiaries at any time, the remainder, determined on a consolidated basis in accordance with GAAP, of:

(a) The sum of (i) the unrestricted cash of Borrower and its Subsidiaries at such time and (ii) the market value of the unrestricted Cash Equivalents of Borrower and its Subsidiaries at such time;

minus

(b) The Effective Amount of all Loans and L/C Obligations then outstanding under this Agreement.

(b) Section 5.03(a) is hereby amended to read in its entirety as follows:

(a) Adjusted Leverage Ratio. The Borrower shall not permit the Adjusted Leverage Ratio as at the end of any Fiscal Quarter to be greater than the following for the respective periods set forth below:

Period
Adjusted Leverage Ratio
Closing Date to and including March 27, 2004	3.75:1.00
March 28, 2004 to and including June 26, 2004	4.75:1.00
June 27, 2004 to and including July 2, 2005	5:25:1:00
July 3, 2005 to and including October 1, 2005	4.50:1.00
October 2, 2005 and any time thereafter	4.25:1.00

(c) A new Section 5.03(f) is hereby added immediately after Section 5.03(e) to read in its entirety as follows:

(f) Cash Balances. Borrower shall not permit at any time through July 2, 2005 the Cash Balances of Borrower and its Subsidiaries to be less than $25,000,000.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date:

(a) The representations and warranties of the Borrower set forth in Article IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true and correct in all material respects as of such date);

(b) No Default has occurred and is continuing; and

(c) The Credit Agreement, the Security Agreement, the Pledge Agreement and the Guaranty are in full force and effect.

4. Effective Date. The amendments effected by paragraph 2 above shall become effective as of August 3, 2004, subject to receipt by the Lenders executing this Amendment and the Administrative Agent of this Amendment duly executed by the Borrower, the Lenders constituting Required Lenders and the Administrative Agent, each in form and substance satisfactory to the Lenders executing this Amendment, the Administrative Agent and their respective counsel, as applicable:

(a) This Amendment duly executed by the Borrower, the Lenders constituting Required Lenders and the Administrative Agent;

(b) A letter in the form of Attachment A hereto appropriately completed and duly executed by each Guarantor (the "Guarantor Consent Letter");

(c) A certificate of the Secretary or an Assistant Secretary (or comparable officer) of the Borrower, dated the Effective Date, certifying that (i) the certificate of incorporation and bylaws of the Borrower delivered to the Administrative Agent on the Closing Date and the effective date of the First Amendment to Credit Agreement dated as of May 21, 2004 (as applicable) have not been modified since such date and remain in full force and effect; and (ii) the resolutions of the board of directors of the Borrower which authorized the execution, delivery and on-going performance by the Borrower of its obligations under the Credit Agreement (as amended from time to time) remain in full force and effect;

(d) A certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Guarantor, dated the Effective Date, certifying (i) the certificate of incorporation, articles of incorporation, certificate of limited partnership, articles of organization or comparable document of such Guarantor and the bylaws, partnership agreement, limited liability company agreement or comparable document of such Guarantor, in each case delivered to the Administrative Agent on the Closing Date have not been modified since the Closing Date and remain in full force and effect; and (ii) the resolutions of the board of directors or other governing body of such Guarantor (or other comparable enabling action) which authorized the execution, delivery and on-going performance by such Guarantor of its obligations under the Guaranty remain in full force and effect;

(e) Receipt by the Administrative Agent on behalf of each Lender that executes this Amendment on or prior to August 6, 2004, of a non-refundable amendment fee in the amount of .10% of such Lender’s respective Commitment; and

(f) Such other evidence as the Administrative Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

6. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado without reference to conflicts of law rules.

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders executing this Amendment have caused this Amendment to be executed as of the day and year first above written.

BORROWER: WILD OATS MARKETS, INC.

By: /s/ Freya R. Brier

Name: Freya R. Brier

Title: Vice Pres. Legal

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: /s/ Marc Rosenberg

Name: Marc Rosenberg

Title: Vice President

By:

Name:

Title:

LENDERS: WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: /s/ Marc Rosenberg

Name: Marc Rosenberg

Title: Vice President

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

By:

Name:

Title:

VECTRA BANK COLORADO N.A.

By: /s/ Steven Griffith

Name: Steven Griffith

Title: Senior Vice President

By:

Name:

Title:

BANK OF AMERICA, N.A.

By:  /s/ David R. Barney

Name: David R. Barney

Title:  Senior Vice President

By:

Name:

Title:

ATTACHMENT A

GUARANTOR CONSENT LETTER

August 3, 2004

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Administrative Agent for the Lenders under the Credit Agreement referred to below

1. Reference is made to the following:

(a) The Second Amended and Restated Credit Agreement, dated as of February 26, 2003 (the "Credit Agreement") among Wild Oats Markets, Inc. ("Borrower"), the financial institutions which are from time to time parties thereto (the "Lenders"), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), L/C Issuer and Swing Line Lender;

(b) The Second Amended and Restated Subsidiary Guaranty dated as of February 26, 2003 (the "Guaranty") executed by each of the undersigned (each a "Guarantor," and collectively, the "Guarantors") in favor of the Lenders and the Administrative Agent; and

(c) The Second Amendment to Second Amended and Restated Credit Agreement dated as of August 3, 2004 (the "Second Amendment") among the Borrower, the Lenders constituting Required Lenders and the Administrative Agent.

2. Each Guarantor hereby consents to the Second Amendment. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Lenders or the Administrative Agent under the Guaranty.

3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the Second Amendment.

4. The Guarantors’ consent to the Second Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of the Guarantors in connection with any future amendment of the Credit Agreement or any other Credit Document.

IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

WILD MARKS, INC., a Nevada corporation

By:
Name:
Title:

SPARKY, INC., a Nevada corporation

By:
Name:
Title:

WILD OATS FINANCIAL, INC., a Nevada corporation

By:
Name:
Title:

WILD OATS OF TEXAS, INC., a Texas corporation

By:
Name:
Title: